Exhibit 99.1

No. of Stock Units: 15,515,892	Warrant No. 2

AMENDED AND RESTATED WARRANT

to Purchase Common Stock of

SAMSONITE CORPORATION

THIS IS TO CERTIFY THAT Ares Leveraged Investment Fund, L.P., or registered assigns, is entitled to purchase from Samsonite Corporation, a Delaware corporation (the “Company”), at any time on and after the Original Issue Date, but not later than 5:00 p.m., Eastern Standard time, on the date that is ten years after the Original Issue Date (the “Expiration Date”), Fifteen Million Five Hundred Fifteen Thousand Eight Hundred Ninety-Two (15,515,892) Stock Units, in whole or in part, at a purchase price per Stock Unit of $0.75, adjusted as provided below, all on the terms and conditions set forth herein.  This Amended and Restated Warrant is issued in replacement of that certain Warrant No. 1 originally issued to Ares Leveraged Investment Fund, L.P. on or about July 31, 2003.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND ANY SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF ANY SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

Section 1.                                            Certain Definitions.  As used in this Warrant, unless the context otherwise requires:

“Affiliate” means, of any Person, a Person who, directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with, such other Person.  The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that the ownership of 10% or more of the voting power of the common stock of a Person, either directly or indirectly, shall be deemed control.

“Board of Directors” shall mean either the board of directors of the Company or any duly authorized committee of that board.

“Business Combination” means (i) any reorganization, consolidation, merger, share exchange or similar business combination transaction involving the Company with any Person or (ii) the sale, assignment, conveyance, transfer, lease or other disposition by the

Company of all or substantially all of its assets or by the Company and/or any of its subsidiaries of assets constituting all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis.

“Business Day” means any day except a Saturday, a Sunday, or any day on which banking institutions in New York, New York are required or authorized by law or other governmental action to be closed.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated) of capital stock, including each class of common stock and preferred stock of such Person and warrants or options to purchase any of the foregoing and (ii) with respect to any Person that is not a corporation, any and all partnership, limited liability company or other equity interests of such Person.

“Certificate of Incorporation” shall mean the certificate or articles of incorporation of the Company, as in effect on the Original Issue Date and as at any time amended or otherwise modified.

“Commission” shall mean the Securities and Exchange Commission and any other similar or successor agency of the federal government administering the Securities Act and the Exchange Act.

“Common Stock” shall mean the Company’s authorized Common Stock, $0.01 par value per share, irrespective of class unless otherwise specified, as constituted on the date of original issuance of this Warrant, and any stock into which such Common Stock may thereafter be changed, and shall also include stock of the Company of any other class, which is not preferred as to dividends or assets over any other class of stock of the Company issued to the holders of shares of Common Stock upon any reclassification thereof.

“Company” shall mean Samsonite Corporation, a Delaware corporation.

“Current Warrant Price” per share of Common Stock, for the purpose of any provision of this Warrant at the date herein specified, shall mean the amount equal to the quotient resulting from dividing the Exercise Price in effect on such date by the number of shares (including any fractional share) of Common Stock comprising a Stock Unit on such date.

“Exchange Act” shall mean the Securities and Exchange Act of 1934, as amended.

“Excluded Stock” means (i) shares of Common Stock issued by the Company as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Capital Stock, in each case which is subject to the provisions of Section 4.1 hereof, or upon conversion of shares of Capital Stock of the Company (but not the issuance of such convertible Capital Stock of the Company which will be subject to the provisions of Section 4.3 hereof), (ii) the issuance of shares of Common Stock in any bona fide underwritten public offering, (iii) the issuance of Common Stock in connection with any debt financing from or with one or more unaffiliated third parties approved by the Board of Directors (including upon the exercise of any warrants issued in connection with such financings), (iv) the issuance of shares of Common Stock (including upon exercise of options) to directors, advisors, employees or consultants of the Company pursuant to a stock option plan, restricted stock plan or other agreement approved by the Board of Directors, including any management performance options, provided, that such shares of Common Stock, when taken together with all other issuances of Common Stock excepted from Section 4.3 pursuant to this clause (iv), do not constitute more than 9% of the outstanding shares of Common Stock (calculated at the time of issuance on an as-converted basis), (v) the issuance of shares of Common Stock in connection with an arms-length acquisition approved by the Board of Directors of assets or securities of another Person (other than issuances to Affiliates of the Company), (vi) the issuance of Warrants and Common Stock pursuant to the conversion of the Company’s 13-7/8% Senior Redeemable Exchangeable Preferred Stock and shares of Common Stock issuable upon exercise of such Warrants and (vii) the issuance of Common Stock upon the conversion of shares of the Company’s 2003 Convertible Preferred Stock outstanding on the date hereof.

“Exercise Price” shall mean the purchase price per Stock Unit as set forth on the first page of this Warrant on the Original Issue Date and thereafter shall mean such dollar amount as shall result from the adjustments specified in Section 4.

“Fair Market Value” means the average of the closing prices of Common Stock on the NASDAQ (or other securities exchange on which Common Stock is listed or to which shares of Common Stock are admitted for trading, or on a quotation system on which Common Stock is then listed) for the 20 consecutive trading days prior to the date as of which such value is to be determined, or, if no such trading market exists, as determined by a nationally recognized independent investment bank chosen by the Board of Directors or by the good faith determination of the Board of Directors.

“Holder” means, initially, Ares Leveraged Investment Fund, L.P. and thereafter any Person that is the registered Holder of this Warrant as registered on the books of the Company.

“Measurement Price” means the greater of (x) the Exercise Price and (y) the Fair Market Value per share of Common Stock.

“NASDAQ” means the National Association of Securities Dealers Automated Quotations system.

“Original Issue Date” means July 31, 2003.

“Person” shall mean an individual, partnership, corporation, unincorporated organization, joint stock company, limited liability company, trust or joint venture, or a governmental agency or political subdivision thereof.

“Pro Rata Repurchase” means any purchase of shares of Common Stock by the Company or any corporation or other entity directly or indirectly controlled by the Company pursuant to any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or pursuant to any other offer available to all or substantially all holders of Common Stock, whether for cash, shares of Capital Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a Subsidiary of the Company), or any combination thereof, effected while this Warrant is outstanding.  The “effective date” of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

“Restricted Certificate” shall mean a certificate for Common Stock or a Warrant bearing the restrictive legend set forth in Section 6.1.

“Restricted Securities” shall mean Restricted Stock and Restricted Warrants.

“Restricted Stock” shall mean Common Stock evidenced by a Restricted Certificate.

“Restricted Warrant” shall mean a Warrant evidenced by a Restricted Certificate.

“Securities Act” shall mean the Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any applicable time.

“Stock Unit” shall constitute one share of Common Stock, as such Common Stock was constituted on the Original Issue Date and thereafter shall constitute such number of shares (including any fractional shares) of Common Stock as shall result from the adjustments specified in Section 4.

“Warrant” shall mean this Warrant to purchase up to an aggregate of Fifteen Million Five Hundred Fifteen Thousand Eight Hundred Ninety-Two (15,515,892) Stock Units.

“Warrants” shall mean the Warrant issued to Ares Leveraged Investment Fund, L.P. evidencing rights to purchase up to an aggregate of Fifteen Million Five Hundred Fifteen Thousand Eight Hundred Ninety-Two (15,515,892) Stock Units, and all Warrants issued upon transfer, division or combination of, or in substitution for, any thereof.  All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Stock Units for which they may be exercised.

“Warrant Stock” shall mean the shares of Common Stock purchasable by the Holder upon the exercise of this Warrant.

Section 2.                                            Exercise of Warrant.  The Holder may, at any time on and after the Original Issue Date, but not later than the Expiration Date, exercise this Warrant in whole at any time or in part from time to time for the number of Stock Units which such Holder is then entitled to purchase hereunder.  The Holder may exercise this Warrant, in whole or in part, by either ofthe following methods:

(a)                                  The Holder may deliver to the Company at its office maintained pursuant to Section 12 for such purpose (i) a written notice of the Holder’s election to exercise this Warrant, which notice shall specify the number of Stock Units to be purchased, (ii) this Warrant and (iii) a sum equal to the aggregate Exercise Price therefor in immediately available funds; or

(b)                                 The Holder may also exercise this Warrant, in whole or in part, in a “cashless” or “net-issue” exercise by delivering to the Company at its office maintained pursuant to Section 12 for such purpose (i) a written notice of the Holder’s election to exercise this Warrant, which notice shall specify the number of Stock Units to be delivered to the Holder and the number of Stock Units with respect to which this Warrant is being surrendered in payment of the aggregate Exercise Price for the Stock Units to be delivered to the Holder, and (ii) this Warrant.  For purposes of this paragraph (b), each Stock Unit as to which this Warrant is surrendered will be attributed a value equal to the product of (x) the Fair Market Value per share of Common Stock minus the Current Warrant Price per share of Common Stock, multiplied by (y) the number of shares of Common Stock then comprising a Stock Unit.

Any notice required under this Section 2 shall be substantially in the form of the subscription form attached to this Warrant.  Upon delivery thereof, the Company shall as promptly as practicable, and in any event within five Business Days thereafter, cause to be executed and delivered to the Holder a certificate or certificates representing the aggregate number of fully-paid and nonassessable shares of Common Stock issuable upon such exercise.

The stock certificate or certificates for Warrant Stock so delivered shall be in such denominations as may be specified in said notice and shall be registered in the name of the Holder or, subject to Section 6, such other name or names as shall be designated in said notice.  Such certificate or certificates shall be deemed to have been issued and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares, including to the extent permitted by law the right to vote such shares or to consent or to receive notice as a stockholder, as of the time said notice is delivered to the Company as aforesaid.  If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to the Holder a new Warrant dated the date it is issued, evidencing the rights of such Holder to purchase the remaining Stock Units called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and this Warrant shall be returned to the Holder.

The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issue and delivery of stock certificates under this Section 2.

All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, and free from all liens and other encumbrances thereon.

Except as may otherwise be required by law, the Company will not close its books against the transfer of this Warrant or of any share of Warrant Stock in any manner which interferes with the timely exercise of this Warrant.  The Company will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

The Company shall not issue certificates for fractional shares of stock upon any exercise of this Warrant whenever, in order to implement the provisions of this Warrant, the issuance of such fractional shares is required.  Instead, the Company shall round up the number of shares of stock issuable upon exercise of this Warrant to the nearest whole number.

Section 3.                                            Transfer, Division and Combination.  Subject to Section 6, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the office of the Company maintained for such purpose pursuant to Section 12, together with a written assignment substantially in the form of the assignment form attached to this Warrant duly executed by the Holder hereof or its agent or attorney and payment of funds sufficient to pay any stock transfer taxes payable upon the making of such transfer.  Upon such surrender and payment the Company shall, subject to Section 6, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled.  If and when this Warrant is assigned in blank (in case the restrictions on transferability in Section 6 shall have been terminated), the Company may (but shall not be obliged to) treat the bearer hereof as the absolute owner of this Warrant for all purposes and the Company shall not be affected by any notice to the contrary.  This Warrant, if properly assigned in compliance with this Section 3 and Section 6, may be exercised by an assignee for the purchase of shares of Common Stock without having a new Warrant issued.

This Warrant may, subject to Section 6, be divided or combined with other Warrants upon presentation at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with the preceding paragraph and with Section 6, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

Except as otherwise provided in this Section 3 or Section 6, the Company shall pay all expenses, taxes and other charges incurred by the Company in the performance of its obligations in connection with the preparation, issuance and delivery of Warrants under this Section 3.

The Company agrees to maintain at its aforesaid office books for the registration and transfer of the Warrants.

Section 4.                                            Adjustment of Stock Unit or Exercise Price.  From and after the Original Issue Date, the number of shares of Common Stock comprising a Stock Unit, and the Exercise Price per Stock Unit, shall be subject to adjustment from time to time as set forth in this Section 4.

4.1                                 Stock Splits, Subdivisions, Reclassifications or Combinations.  If the Company shall (a) declare a dividend or make a distribution on its Common Stock in shares of Common Stock, (b) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (c) combine or reclassify the outstanding Common Stock into a smaller number of shares, then the number of shares of Common Stock comprising a Stock Unit immediately after the happening of any such event shall be adjusted so as to consist of the number of shares of Common Stock which a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to the happening of such event would own or be entitled to receive immediately following such event.

4.2                                 Merger, Consolidation or Disposition of Assets.  In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 4.1 hereof), lawful provision shall be made as part of the terms of such Business Combination or reclassification whereby the Holder of this Warrant shall have the right thereafter to receive, upon exercise of this Warrant, Stock Units each comprising the number of shares of common stock of the successor or acquiring corporation receivable upon or as a result of such Business Combination or reclassification by a holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to such Business Combination or reclassification.  If, pursuant to the terms of such Business Combination or reclassification, any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) are to be received by or distributed to the holders of Common Stock of the Company, the Holder shall have the right to receive, upon exercise of this Warrant, such cash, shares of stock or other securities or property of any nature as a holder of the number of shares of Common Stock underlying a Stock Unit would have been entitled to receive upon the occurrence of such Business Combination or reclassification.  In case of any such Business Combination or reclassification, the successor acquiring corporation shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all of the obligations and liabilities hereunder, subject to such modification as shall be necessary to provide for adjustments of Stock Units which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4.

4.3                                 Common Stock Issued at Less than the Measurement Price.  If the Company issues or sells any Common Stock (including Common Stock deemed issued in accordance with paragraph (c) below), other than Excluded Stock, without consideration or for consideration per share less than the Measurement Price immediately prior to each such issuance or sale, as of the day of such issuance or sale, the Exercise Price shall immediately (except as provided below) be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (x) the number of shares of Common Stock (including Common Stock deemed issued in accordance with paragraph (c) below) outstanding immediately prior to such issuance or sale and (y) the number of additional shares of Common Stock (including Common Stock deemed issued in accordance with paragraph (c) below) that the aggregate consideration received by the Company for the number of shares of Common Stock so offered would purchase at a price per share of Common Stock equal to the Measurement Price immediately prior to each such issuance or sale, and the denominator of which shall be the number of shares of Common Stock (including Common Stock deemed issued in accordance with paragraph (c) below) outstanding immediately after such issuance or sale.  For the purposes of any adjustment of the Exercise Price pursuant to this Section 4.3, the following provisions shall be applicable:

(a)                                  In the case of the issuance of Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the cash proceeds received by the Company for such Common Stock before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(b)                                 In the case of the issuance of Common Stock (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors.

(c)                                  In the case of the issuance of (x) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable) or (y) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

(i)                                     the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities or Common Stock, and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights, plus the additional consideration (determined in the manner provided in paragraph (a) and (b) of this Section 4.3), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof;

(ii)                                  on any change in the number of shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, but excluding changes resulting from the anti-dilution provisions thereof (to the extent comparable to the anti-dilution provisions contained herein), the Exercise Price as then in effect shall forthwith be readjusted to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change;

(iii)                               on the expiration or cancellation of any such options, warrants or rights (without exercise), or the termination of the right to convert or exchange such convertible or exchangeable securities (without exercise), if the Exercise Price shall have been adjusted upon the issuance thereof, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had an adjustment not been made with respect to such expired, cancelled, or terminated options, warrants, rights or such convertible or exchangeable securities; and

(iv)                              if the Exercise Price shall have been adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.

4.4                                 Certain Repurchases of Common Stock.  In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the effective date of such Pro Rata Repurchase by a fraction, the numerator of which shall be (x) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at such effective date multiplied by (y) the lesser of the Exercise Price and the Fair Market Value per share immediately prior to such Pro Rata Repurchase, and the denominator of which shall be the sum of (x) the fair market value of the aggregate consideration payable to stockholders based upon the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of such effective date (the shares deemed so accepted, up to any maximum, being referred to as the “Purchased Shares”) and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at such effective date and the lesser of the Exercise Price and the Fair Market Value per share immediately prior to such Pro Rata Repurchase, such reduction to become effective immediately prior to the opening of business on the day following such effective date.  The foregoing notwithstanding, no increase in the Exercise Price shall be made pursuant to this Section 4.4.

4.5                                 Other Dividends and Distributions.  In case the Company shall, by dividend or otherwise, distribute to all holders of record of Common Stock evidences of its indebtedness, shares of any class or series of Capital Stock of the Company other than Common Stock, cash (including in connection with regular periodic dividends) or assets (including securities, but excluding any securities referred to in Section 4.1 or 4.3 hereof), the Exercise Price shall be reduced to the price equal to the Exercise Price in effect immediately prior to such distribution or dividend less the fair market value on the date of the distribution or dividend (as determined in good faith by the Board of Directors) of such number or amount of the evidences of indebtedness, shares of Capital Stock of the Company, cash and assets that is so distributed to a holder of one share of Common Stock.  The foregoing notwithstanding, no adjustment shall be made pursuant to this Section 4.5 with respect to any particular dividend or distribution if the result obtained by the subtraction referred to in the preceding sentence is less than $0.01.

4.6                                 Mechanics of Adjustments.

(a)                                  Successive Adjustments.  Successive adjustments in the Exercise Price and number of shares of Common Stock comprising a Stock Unit shall be made, without duplication, whenever any event specified in Section 4 hereof shall occur.

(b)                                 Rounding of Calculations; Minimum Adjustments.  All calculations of Exercise Price under this Section 4 shall be made to the nearest 1/10th of a cent.  No adjustment in the Exercise Price is required if the amount of such adjustment would be less than $0.01; provided, however, that any adjustments which by reason of this paragraph (b) are not required to be made will be carried forward and given effect in any subsequent adjustment.

(c)                                  Statement Regarding Adjustments.  Whenever the Exercise Price or the number of shares of Common Stock comprising a Stock Unit shall be adjusted as provided in this Section 4, the Company shall forthwith file, at the principal office of the Company, a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price and the number of shares of Common Stock comprising a Stock Unit that shall be in effect after such adjustment and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to the Holder at the address appearing in the Company’s records.

(d)                                 Notices.  In the event that the Company shall give notice or make a public announcement to the holders of Common Stock of any action of the type described in this Section 4 (but only if the action of the type described in this Section 4 would result in an adjustment in the Exercise Price or the number of shares of Common Stock comprising a Stock Unit or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall, at the time of such notice or announcement, and in the case of any action which would require the fixing of a record date, at least 10 days prior to such record date, give notice to the Holder, in the manner set forth in Section 12 hereof, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place.  Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price, the number of shares of Common Stock comprising a Stock Unit and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant, as applicable.  Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(e)                                  Reservation and Authorization of Common Stock.  The Company shall at all times reserve and keep available for issue upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of the Warrants.  All shares of Common Stock which shall be so issuable, when issued upon exercise of this Warrant, shall be duly and validly issued and fully-paid and nonassessable.

Before taking any action which would cause an adjustment reducing the Current Warrant Price per share of Common Stock below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully-paid and nonassessable shares of Common Stock at such adjusted Current Warrant Price.

Section 5.                                            Taxes.  The Company will pay all taxes (other than federal, state, local or foreign income taxes) which may be payable in connection with the execution and delivery of this Warrant or the issuance and sale of the Restricted Securities hereunder or in connection with any modification of the Restricted Securities and will save the Holder harmless without limitation as to time against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes.  The obligations of the Company under this Section 6 shall survive any redemption, repurchase or acquisition of Restricted Securities by the Company.

Section 6.                                            Restrictions on Transferability.  Except for transfers pursuant to the provisions of this Section 6, no Holder will transfer any Restricted Securities.  Any Transfer of Restricted Securities by a Holder which is not made in accordance with, or which violates any of, the provisions of this Section 6, will be null and void and have no effect and the Company will not recognize any such transfer or recognize the transferee as a holder of such Restricted Securities for any purpose.

6.1                                 Restrictive Legend.  The Company may in its discretion imprint any or all certificates representing Restricted Securities now or hereafter owned by any Holder with the following legend, such imprinting to be without prejudice, however, to the rights of such Holder at all times to sell or otherwise dispose of all or any part of such Restricted Securities, subject to the terms of this Warrant, under an effective registration statement or under an exemption from the registration requirement available under the Securities Act:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND ANY SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF ANY SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

After such time as the legend described by this Section 6.1 is no longer required on any certificate or certificates representing the Restricted Securities and such Restricted Securities are no longer Restricted Securities, upon the request of any Holder, the Company shall cause such certificate or certificates to be exchanged for a certificate or certificates that do not bear such legend.

6.2                                 Securities Laws Restrictions.  Notwithstanding any other provision in this Warrant, but subject to express written waiver by the Company in the exercise of its good faith and reasonable judgment, no Holder shall transfer any Restricted Securities without the registration of the transfer of such Restricted Securities under the Securities Act, unless such transfer is exempt from the registration requirements under the Securities Act and applicable state securities laws as the Company in its good faith and reasonable discretion deems appropriate in light of the facts and circumstances relating to such proposed transfer.  Prior to any transfer of any Restricted Securities which is not the subject of an effective registration statement under the Securities Act and in accordance with the plan of distribution described in such registration statement, the applicable Holder will give written notice to the Company of such Holder’s intention to effect such transfer and to comply in all other respects with this Section 6.  Each such notice shall describe the manner and circumstances of the proposed transfer.  If within five (5) business days after receipt by the Company of such notice, the Company requests an opinion of counsel to such Holder that the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act, then, subject to the other terms of this Warrant, the Company shall not be required to register such transfer, and the Holder shall not be entitled to effect such transfer, unless and until the Company receives such an opinion (which opinion shall be reasonably satisfactory to the Company).  Only after compliance with this Section 6 shall such Holder be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such Holder to the Company.  Each certificate representing such Restricted Securities issued upon or in connection with such transfer shall bear the restrictive legends required by Section 6.1.

Section 7.                                            Limitation of Liability.  No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of the Warrant Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Section 8.                                            Loss or Destruction of Warrant Certificates.  Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company (the original Warrant holder’s or any other institutional Warrant holder’s indemnity being satisfactory indemnity in the event of loss, theft or destruction of any Warrant owned by such institutional holder), or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

Section 9.                                            Furnish Information.  The Company agrees that it shall deliver to the holder of record hereof promptly after their becoming available copies of all financial statements, reports and proxy statements which the Company shall have sent to its stockholders generally.

Section 10.                                      Amendments.  The terms of this Warrant and all other Warrants may be amended, and the observance of any term therein may be waived, but only with the written consent of the holders of Warrants evidencing a majority in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding Warrants, provided that no such action may change the number of shares of stock comprising a Stock Unit or the Exercise Price, without the written consent of the holders of Warrants evidencing 100% in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding Warrants.

Section 11.                                      Office of the Company.  So long as this Warrant remains outstanding, the Company shall maintain an office where this Warrant may be presented for exercise, transfer, division or combination.  Such office shall be at Samsonite Corporation, 11200 East 45th Street, Denver, Colorado 80239, unless and until the Company shall designate and maintain some other office for such purposes and deliver written notice thereof to the Holder.

Section 12.                                      Notices Generally.

12.1                           All communications (including all required or permitted notices) pursuant to the provisions hereof shall be in writing and shall be sent to the address of the Holder as it appears in the warrant ledger of the Company.

12.2                           Any notice shall be deemed to have been duly delivered when delivered by hand, if personally delivered, and if sent by mail to a party whose address is in the same country as the sender, two Business Days after being deposited in the mail, postage prepaid, and if sent by recognized international courier, freight prepaid, with a copy sent by telecopier, to a party whose address is not in the same country as the sender, three Business Days after the later of (a) being telecopied and (b) delivery to such courier.

Section 13.                                   Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this Amended and Restated Warrant to be signed in its name by one of its duly authorized officers.

Dated:	December 20, 2006

SAMSONITE CORPORATION,
a Delaware corporation

		By:	/s/ John B. Livingston
Name: John B. Livingston
Title: Assistant Secretary

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SUBSCRIPTION FORM
(to be executed only upon exercise of Warrant)

The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases Stock Units of Samsonite Corporation, a Delaware corporation, purchasable with this Warrant, and herewith makes payment therefor (by check in the amount of $          ), or hereby tenders                          Stock Units as payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to                                             whose address is                                                                                                              and, if such Stock Units shall not include all of the Stock Units issuable as provided in this Warrant that a new Warrant of like tenor and date for the balance of the Stock Units issuable thereunder be delivered to the undersigned.

Dated:

(Signature of Registered Owner)

(Street Address)

	(City)	(State)	(Zip Code)

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ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Stock Units set forth below:

Number of Stock Units	Name and Address of Assignee

and does hereby irrevocably constitute and appoint                                                Attorney to make sure transfer on the books of Samsonite Corporation, a Delaware corporation, maintained for the purpose, with full power of substitution in the premises.

Dated:

Signature

Witness

NOTICE:	The signature to the assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatever.

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